SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported)
                                 March 31, 1999

                             INDIANA UNITED BANCORP
             (Exact Name of Registrant as Specified in its Charter)


                                     INDIANA
                 (State or Other Jurisdiction of Incorporation)


         0-12422                                       35-1562245
(Commission File Number)                  (I.R.S. Employee Identification No.)



201 N. BROADWAY, GREENSBURG, INDIANA                     47240
(Address of principal executive offices)               (Zip Code)



                                 (812) 663-0157
               Registrant's telephone number, including area code:



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Item 4.  Changes in Registrant's Certifying Accountant.

         Registrant has appointed Crowe, Chizek and Company LLP ("Crowe Chizek"), Indianapolis, Indiana, as registrant's independent accountants for the fiscal year ending December 31, 1999. This is a change in accountants recommended by registrant's Audit Committee and approved by registrant's Board. Crowe Chizek was engaged by registrant on March 31, 1999. Olive LLP ("Olive"), formerly known as Geo. S. Olive & Co. LLC, has served as registrant's independent accountants since registrant's formation in 1983.

         The audit reports issued by Olive with respect to the registrant's financial statements for 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. During 1998 and 1997 (and any subsequent interim period), there have been no disagreements between the registrant and Olive on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Olive, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report. Moreover, none of the events listed in Item 304(a)(1)(v) of Regulation S-K occurred during 1998 or 1997 or any subsequent interim period.

         The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Olive as the independent accountants of registrant. The change in accountants follows registrant having put its audit and other outside accounting work out for bid to Olive and Crowe Chizek, which served as the independent accountants for P.T.C. Bancorp prior to its merger with registrant on April 30, 1998.

         Services provided to registrant and its subsidiaries by Olive with respect to the fiscal year ended December 31, 1998 included the examination of registrant's consolidated financial statements and consultations on various tax matters. Crowe Chizek is expected to provide similar type services to registrant in the 1999 fiscal year.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

16.      Letter of Olive LLP re: change in certifying accountant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 INDIANA UNITED BANCORP



                                                 By: /s/ JAMES L. SANER, SR.
                                                    -------------------------
                                                     James L. Saner, Sr.,
                                                        President and Chief
                                                        Operating Officer
Dated: April 6, 1999

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                               INDEX TO EXHIBITS


EXHIBIT
  NO.             DESCRIPTION OF DOCUMENT
-------           -----------------------
16.               Letter of Olive LLP re: change in certifying
                    accountant.


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